Exhibit 10
               ---------------------------------------------
                               STANDARD FORM
                                    OF
                                 AGREEMENT
                                    AND
                            GENERAL CONDITIONS
                                  BETWEEN
                           OWNER AND CONTRACTOR




                  (WHERE THE BASIS OF PAYMENT IS THE
                    COST OF THE WORK PLUS A FIXED FEE)
             -----------------------------------------------







                       TABLE OF CONTENTS

ARTICLE 1
AGREEMENT ...........................................................  1
ARTICLE 2
GENERAL PROVISIONS ..................................................  2

ARTICLE 3
CONTRACTOR'S RESPONSIBILITIES .......................................  3

ARTICLE 4
OWNER'S RESPONSIBILITIES ............................................  9

ARTICLE 5
SUBCONTRACTS ........................................................ 10

ARTICLE 6
CONTRACT TIME ....................................................... 10

ARTICLE 7
COMPENSATION ........................................................ 11

ARTICLE 8
COST OF THE WORK .................................................... 12

ARTICLE 9
CHANGES IN THE WORK ................................................. 14
ARTICLE 10
PAYMENT FOR CONSTRUCTION PHASE SERVICES ............................. 15

ARTICLE 11
INDEMNITY, INSURANCE AND WAIVER OF SUBROGATION ...................... 16

ARTICLE 12
TERMINATION OF THE AGREEMENT AND OWNER'S RIGHT TO PERFORM CONTRACTOR'S
RESPONSIBILITIES .................................................... 19

ARTICLE 13
DISPUTE RESOLUTION .................................................. 22

ARTICLE 14
MISCELLANEOUS PROVISIONS ............................................ 22

ARTICLE 15
CONFIDENTIALITY ..................................................... 23

ARTICLE 16
EXISTING CONTRACT DOCUMENTS ......................................... 23
                            ARTICLE 1
                            AGREEMENT

This Agreement is made this 9th day of August, in the year 1996, by and between the

OWNER
     KANSAS CITY STATION CORPORATION
     8201 N.E. Birmingham Road
     Kansas City, Missouri 64161

and the

CONTRACTOR

   WALTON/DIGGS JOINT VENTURE and  WALTON/DIGGS JOINT VENTURE 8201 N.E.
   Birmingham Road                 3252 Roanoke Road
   Kansas City, Missouri 64161     Kansas City, MO 64111

for services in connection with the following

PROJECT

     The Contractor shall furnish all labor, equipment, material, and shop drawings for all or any portion of the following scope of work as directed and at the sole discretion of the Owner:

     ALL intended buildings and site improvements as developed by Architects, Engineers and Designers employed by Owner for the referenced project. There will be excluded that portion of work included in the Massman Construction Scope of Work and any portion of the Work not authorized by the Owner through a written Directive or written Change Order.
          The Project Scope of Work is divided into the following sub-projects:

          Site Improvements - Primarily mass excavating
          and    land   balance,  curbs,  asphalt,   site lighting,  water,
          sanitary and sewer utilities

          Off-Site Improvements - Primarily improvements  to Eldon Road and
          Route  210. Also,   includes  minor  improvements   along
          Birmingham Road.

          Low  Rise Shell and Central Plant   Primarily the  land  based
          support facility containing ticketing, restaurants, hotel lobby and retail along with the Central Power/Utility support facility.

          Low  Rise Tenant Improvements   Primarily the theme restaurants in
          the land based facility.

          Porte  Cochere    Primarily  the  main  grand
          entrance tower and porte cochere to  the  Low Rise building.

          Casino I and Casino II   Primarily the gaming facilities
          constructed on floating  platforms provided by others.

          General  Conditions   Primarily  the  general direct   costs
          incurred  by   the   General Contractor incidental to the execution
          of the entire project.

       NOTICE TO THE PARTIES SHALL BE GIVEN AT THE ABOVE ADDRESSES. NOTICE TO WALTON/DIGGS MUST BE AT BOTH ADDRESSES LISTED ABOVE.
                                 ARTICLE 2

                            GENERAL PROVISIONS

2.1 ARCHITECT/ENGINEER Architectural and engineering services shall be procured from licensed, independent design professionals retained by the
Owner.    The  persons  or  entities  providing architectural  and engineering services shall be referred  to  as the Architect/Engineer.

2.2   GENERAL   Having  carefully  examined  all  the  provisions hereof,
the site and all conditions affecting the Work, the Contractor undertakes to perform the Work herein described.

2.3 TEAM RELATIONSHIP The Owner, the Owner's Representatives, and the Contractor shall take all actions reasonably necessary to perform this Agreement in an economical and timely manner, including consideration of design modifications and alternative materials or equipment that will
permit     the  Work   to   be constructed   by   the  dates  of
Substantial   Completion,   as established in Exhibit A attached hereto and
incorporated  herein by reference.

2.4 PARTIAL CONTRACTS The Owner may, at its sole discretion, convert any portion of the Project to Lump Sum or GMP, with new and separate contracts with Contractor; provided, however, if the parties cannot agree on a new contract, then the Work will be performed under this Agreement.

2.5   EXTENT  OF  AGREEMENT  This Agreement  is  solely  for  the benefit of  the  parties, represents the entire  and  integrated agreement between
the parties,  and  supersedes   all   prior negotiations, representations or
agreements, either  written  or oral.

2.6  DEFINITIONS

     2.6.1     The Contract Documents consist of:
          2.6.1.1      this Agreement;
          2.6.1.2 Change Orders and written amendments to this Agreement signed by both the Owner and Contractor.

          2.6.1.3 the most current Documents approved by the Owner pursuant to Subparagraph 3.1.6;

          2.6.1.4 the information provided by the Owner pursuant to Subparagraph 4.1.2.1;

          2.6.1.5 the Contract Documents in existence at the time of execution of this Agreement which have been submitted to the City of Kansas City, Missouri for review and permitting purposes and are set forth in Article 16;

          2.6.1.6      the Owner's Program provided pursuant
                       to Subparagraph 4.1.1.

2.6.2 The Work is the Construction Phase Services provided in accordance with Paragraph 3.3, any Additional Services that may be provided in accordance with Paragraph 3.8 and other services which are necessary to complete the Project.

2.6.3      The term Day shall mean calendar day.
2.6.4 A Subcontractor is a person or entity who has an agreement with the Contractor to perform any portion of the Work. The term Subcontractor does not include the Architect/Engineer or any separate contractor employed by the Owner or any separate contractor's subcontractors.

2.6.5 A Subsubcontractor is a person or entity who has an agreement with a Subcontractor to perform any portion of the Subcontractor's work.

2.6.6 Substantial Completion of the Work, or of a designated portion, occurs on the date when construction is sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Project, or a designated portion, for the use for which is it intended unless substantial completion cannot be achieved due to design code issues or owner related issues that are not caused
           by Contractor.   This date shall be confirmed by a certificate of
           Substantial Completion signed by the Owner and Contractor. The certificate shall state the respective responsibilities of the Owner and Contractor for security, maintenance, heat, utilities, damage to the Work, and insurance. The certificate shall also list the items to be completed or corrected, and establish the time for their completion and correction. A certificate of substantial completion shall be issued for each portion of the work as it is occupied by the Owner.

2.6.7      INTENTIONALLY OMITTED.

                                   ARTICLE 3

                       CONTRACTOR'S RESPONSIBILITIES

The  Contractor shall be responsible for the construction of  the Work. The
Contractor  shall  exercise  reasonable  skill   and judgment in the
performance of its services.

3.1  INTENTIONALLY OMITTED.

     3.1.1     INTENTIONALLY OMITTED.

     3.1.2     INTENTIONALLY OMITTED.

     3.1.3     INTENTIONALLY OMITTED.

     3.1.4     INTENTIONALLY OMITTED.

     3.1.5     INTENTIONALLY OMITTED.

     3.1.6 CONSTRUCTION DOCUMENTS The Construction Documents prepared by the Architect/Engineer shall set forth in detail the requirements for construction of the Work, and shall consist of drawings and specifications based upon codes, laws or regulations enacted at the time of their preparation. Construction shall be in strict accordance with these approved Construction Documents.

     3.1.7 OWNERSHIP OF DOCUMENTS All Documents shall be the property of the Owner, and all thereof shall be forthwith delivered to Owner upon completion of the Project.

3.2  BASIS OF THE FEE

     3.2.1     INTENTIONALLY OMITTED.

     3.2.2     INTENTIONALLY OMITTED.

     3.2.3 The basis of payment is the Cost of the Work plus a Fixed Fee, all as more specifically set forth in Exhibit A attached hereto and incorporated herein by reference.

     3.2.4     INTENTIONALLY OMITTED.

               3.2.4.1     INTENTIONALLY OMITTED.
               3.2.4.2     INTENTIONALLY OMITTED.
               3.2.4.3     INTENTIONALLY OMITTED.
               3.2.4.4     INTENTIONALLY OMITTED.
               3.2.4.5     INTENTIONALLY OMITTED.
               3.2.4.6     INTENTIONALLY OMITTED.
               3.2.4.7     INTENTIONALLY OMITTED.
               3.2.4.8     INTENTIONALLY OMITTED.

     3.2.5     INTENTIONALLY OMITTED.

     3.2.6     INTENTIONALLY OMITTED.

     3.2.7     INTENTIONALLY OMITTED.

     3.2.8     INTENTIONALLY OMITTED.

     3.2.9     INTENTIONALLY OMITTED.

     3.2.10 Although the Contractor is not responsible for identifying any such errors, omissions or failures in the Contract Documents, if the Contractor becomes aware of any error, omission or failure to meet the requirements of the Contract Documents or any fault or defect in the Work; the Contractor shall give written
               notice  to  the  Owner within five (5) days.   If the Contractor
               is delayed due to any such errors, omissions or failures in the Contract Documents, the Contractor shall be entitled to a time extension to the date of the Substantial Completion and additional compensation as provided in paragraph 6.3.1.

3.3  CONSTRUCTION PHASE SERVICES

     3.3.1     The  Construction  Phase will commence  upon  the
               issuance by the Owner of a written directive to proceed with
               construction.   The  Owner's  written  notice  to proceed shall
               list the documents that are applicable to the part of the Work which the Owner has authorized.

     3.3.2 In order to complete the Work, the Contractor shall provide all necessary construction supervision, inspection, construction equipment,labor, materials, tools, and subcontracted items.

     3.3.3 The Contractor shall give all notices and comply with all laws, ordinances and building codes legally enacted at the date of execution of the Agreement which govern the proper performance of the Work.

     3.3.4     The  Contractor shall prepare and submit reliable
               cost  estimates and a Schedule of Work for the  Owner's
               review.   These estimates shall be based on competitive
               pricing, and will form the basis for the construction budget for the Project. The Schedule shall indicate the dates for the start and completion of the various stages of the construction including the dates when information and approvals are required from the Owner, and shall be coordinated with Owner's Master Schedule. It shall be revised as required by the conditions of the Work, but not less often than monthly. Contractor shall cooperate with its Subcontractors in preparing and revising schedules.

     3.3.5 The Contractor shall obtain and pay for the building permits necessary for the construction of the Project.

     3.3.6 The Contractor shall take necessary precautions for the safety of its employees on the Project, and shall comply with all applicable provisions of federal, state and municipal safety laws to prevent accidents or injury to persons on, about or adjacent to the Project site. The Contractor, directly or through its Subcontractors, shall erect and properly maintain at all times, as required by the conditions and progress of the Work, necessary safeguards for the protection of workers and the public. The Contractor, however, shall not be responsible for the elimination or abatement of safety hazards created or otherwise resulting from work at the Project site carried on by the Owner or its employees, agents, separate contractors or tenants. The Owner agrees to cause its employees, agents, separate contractors and tenants to abide by and fully adhere to all applicable provisions of federal, state and municipal safety laws and regulations.

     3.3.7 The Contractor shall prepare and keep such full and detailed accounts as may be necessary for proper financial management
               under  this  Agreement.    Upon  reasonable  notice, which
               at a minimum shall be three (3) business days, the Owner shall be afforded access to all the Contractor's records, books, correspondence, instructions, drawings, receipts, vouchers, memoranda and similar data Contractor shall preserve all such records for a period of three Contractor shall make available those records kept at the project site at its earliest possible convenience.

     3.3.8 The Contractor shall provide written reports, not less often than monthly, to the Owner on the progress of the Work.

     3.3.9 The Contractor shall develop an accurate system of cost reporting for the Work, including regular monitoring of actual costs for activities in progress and estimates for uncompleted tasks and proposed or directed changes in the Work. The reports shall be presented to the Owner at mutually agreeable intervals, but not less often than monthly.

     3.3.10 At all times the Contractor shall maintain the site of the Work free from debris and waste materials resulting from the Work. At the completion of the Work, the Contractor shall remove from the premises all construction equipment, tools, surplus materials, waste materials and debris, and leave the premises in a "final clean" condition.

     3.3.11 The Contractor shall assist the Owner in securing design information and issues resolution necessary to facilitate construction progress.

     3.3.12 The Contractor is aware of, and shall assist the Owner in that portion pertaining to the Contractor in the fulfillment of, Owner's Development Agreement with the Kansas City Port Authority. The Owner also certifies that he has provided the Contractor with all of the Agreements that pertain to the commitments to the Kansas City Port Authority. The Contractor shall endeavor to secure certified MBE/WBE companies as subcontractors, with targets of 25% MBE and 10% WBE participation based on the total Cost of the Work. The Contractor shall exceed these percentage goals whenever practical, to assist Owner's overall percentages of MBE/WBE participation in the development of the Project.

     3.3.13 Other than the dates of Substantial Completion set forth in Exhibit A hereto, any and all estimates, of either cost or time, required of the Contractor herein shall be done to best of the Contractor's reasonable and good faith abilities, but the Contractor shall not be bound by such estimates so long as the estimates are reasonable and are made in good faith. The dates of Substantial Completion are contingent upon the Owner timely and fully performing all of its obligations and the Contractor not encountering conditions or events beyond its control.

3.4  HAZARDOUS MATERIAL

     3.4.1 A Hazardous Material is any substance or material identified now or in the future as hazardous under any federal, state or local law or regulation, or any other substance or material which may be considered hazardous or otherwise subject to statutory or regulatory requirements governing handling, disposal and/or cleanup. The Contractor shall not be obligated to commence or continue Work until any known or suspected Hazardous Material discovered at the Project site has been removed, rendered or determined to be harmless by the Owner as certified by an independent testing laboratory.

     3.4.2 If after the commencement of the Work, known or suspected Hazardous Material is discovered at the Project site, the Contractor shall be entitled to immediately stop Work in the affected area, and the Contractor shall report the condition to the Owner and, if required, by law, the government agency with jurisdiction.

     3.4.3 The Contractor shall not be required to perform any Work relating to or in the area of known or suspected Hazardous Material without written mutual agreement.

     3.4.4 The Owner shall be responsible for retaining an independent testing laboratory to determine the nature of the material encountered and whether it is a Hazardous Material requiring corrective measures and/or remedial action. Such measures shall be the sole responsibility of the Owner, and shall be performed in a manner minimizing any adverse effect upon the Work of the Contractor. The Contractor shall resume Work in the area affected by any Hazardous Material only when the Hazardous Material has been removed or rendered harmless.

     3.4.5 If the Contractor is delayed due to the presence of known or suspected Hazardous Material, the Contractor shall be entitled to a time extension to the date of Substantial Completion and additional compensation as provided in paragraph 6.3.1, unless caused solely by the Contractor.

3.5 ROYALTIES, PATENTS AND COPYRIGHTS The Contractor shall pay all royalties and license fees which may be due on the inclusion of any patented or copyrighted materials, methods or systems selected by the Contractor and incorporated in the Work. The Contractor shall defend, indemnify and hold the Owner harmless from all suits or claims for infringement of any patent rights or copyrights arising out of such selection, including, without limitation, losses, costs, expenses, damages, attorney's fees, whether direct, indirect or consequential. The Owner agrees to defend, indemnify and hold the Contractor harmless from any suits or claims or infringement of any patent rights or copyrights arising out of any patented or copyrighted materials, methods or systems specified by the Owner.

3.6 TAX EXEMPTION If in accordance with the Owner's direction an exemption is claimed for taxes, the Owner agrees to defend, indemnify and hold the Contractor harmless from any liability, penalty, interest, fine, tax assessment, attorneys fees or other expense or cost incurred by the Contractor as a result of any action taken by the Contractor in accordance with the Owner's direction.

3.7  WARRANTIES AND COMPLETION

       3.7.1 The Contractor warrants that all materials and equipment furnished under the Construction Phase of this Agreement will be new unless otherwise specified, of the best quality, in conformance with the Contract Documents, and free from defective workmanship and materials. Warranties shall commence on the date of Substantial Completion of the Work or of a designated portion. The Contractor agrees to correct all construction performed under this Agreement which proves to be defective in workmanship and materials within a period of one year from the date of Substantial Completion of each designated portion of the work, or for such longer periods of time as may be set forth with respect to specific warranties required by the Contract Documents, provided that payment for original work performed has been made unless such failure to pay is a result of a material bona-fide dispute.


       3.7.2 Those products, equipment, systems or materials incorporated in the Work at the direction of or upon the specific request of the Owner shall be covered exclusively by the warranty of the manufacturer. There are no warranties which extend beyond the description of the face thereof.

       3.7.3 The Contractor shall secure required certificates of inspection, testing or approval and deliver them to the Owner.


       3.7.4 The Contractor shall collect all written warranties and equipment manuals and deliver them to the Owner.

       3.7.5 With the assistance of the Owner's maintenance personnel, the Contractor shall direct the check-out of utilities and operations of systems and equipment for readiness, and assist in their initial start-up and testing.

       3.7.6 The Contractor shall maintain at the site of the Work, and cause its subcontractors to maintain, complete and accurate as-built drawings of the Work as it is performed. As-built drawings will be delivered to the Owner upon completion of the Project, and shall be one of the precedents to final payment to the Contractor.

3.8 ADDITIONAL SERVICES The Contractor shall provide or procure the following Additional Services upon the request of the Owner. A separate written agreement between the Owner and Contractor shall define the extent of such Additional Services.

     3.8.1 Documentation of the Owner's Program, investigating sources of financing, general business planning and other information and documentation as may be required to the feasibility of the Project.

     3.8.2 Consultations, negotiations, and documentation supporting the procurement of Project financing.

     3.8.3      INTENTIONALLY OMITTED.

     3.8.4      Appraisals   of  existing  equipment,   existing
                properties, new equipment and developed properties.

     3.8.5 Soils, subsurface and environmental studies, reports and investigations required for submission to governmental authorities or others having jurisdiction over the Project.

     3.8.6 Consultations and representations other than normal assistance in securing building permits, before governmental authorities or others having jurisdiction over the Project.

     3.8.7      INTENTIONALLY OMITTED.

     3.8.8      Artistic  renderings or models  of  the  Project.
                Mockups of the Project do not constitute Additional Services under this Agreement.

     3.8.9      Inventories  of  existing  furniture,  fixtures,
                furnishings   and  equipment  which  might   be   under
                consideration for incorporation into the Work.

     3.8.10 Interior design and related services, excluding procurement and placement of furniture, furnishings, art work and decorations.

     3.8.11     INTENTIONALLY OMITTED.

     3.8.12     INTENTIONALLY OMITTED.

     3.8.13 Estimates, proposals, appraisals, consultations, negotiations and services in connection with the repair or replacement of an insured loss.

     3.8.14 The premium portion of overtime work ordered by the Owner that is necessitated by the fault of the Owner.

     3.8.15     INTENTIONALLY OMITTED.

     3.8.16     INTENTIONALLY OMITTED.

     3.8.17 Services for tenant or rental spaces not a part of this Agreement.

     3.8.18 Services requested by the Owner which are not specified in the Contract Documents and which are not normally part of generally accepted construction practice.

     3.8.19 Serving or preparing to serve as an expert witness in connection with any proceeding, legal or otherwise, regarding the Project.

     3.8.20     Preparing reproducible record drawings from marked-
                up prints, drawings or other documents that incorporate
                significant  changes  in  the  Work  made  during   the
                Construction Phase.

                                 ARTICLE 4

                         OWNER'S RESPONSIBILITIES

4.1  INFORMATION AND SERVICES PROVIDED BY OWNER

     4.1.1 The Owner shall provide full information in a timely manner regarding requirements for the Project, including the Construction Documents and other relevant information.

     4.1.2     The Owner shall also provide:

               4.1.2.1 inspection and testing services during construction as required by law or as mutually agreed; and

               4.1.2.2      unless  otherwise  provided  in   the
                            Contract  Documents, necessary  approvals, site
                            plan    review,    rezoning,    easements
                            and assessments,   necessary   permits,   fees and
                            charges required for the construction, use, occupancy or renovation of permanent structures, including legal and other required services.

     4.1.3 The Contractor shall be entitled to rely on the completeness and accuracy of the information and services required by this Paragraph 4.1.

4.2  INTENTIONALLY OMITTED.

     4.2.1      INTENTIONALLY OMITTED.

4.3  OWNER'S RESPONSIBILITIES DURING CONSTRUCTION PHASE

     4.3.1 The Owner shall review and timely approve or reject the cost estimates and Schedule of the Work as set forth in Subparagraph 3.3.4.

     4.3.2 If the Owner becomes aware of any error, omission or failure to meet the requirements of the Contract Documents or any fault or defect in the Work, the Owner shall give written notice to the Contractor within a reasonable time, not to exceed five (5) days.

     4.3.3      The Owner shall communicate with the Contractor's
                Subcontractors   and   suppliers   only   through the
                Contractor.    The  Owner  shall  have  no  contractual
                obligations to Subcontractors and suppliers of the Contractor.

     4.3.4 The Owner shall provide insurance for the Project as provided in Article 11.

4.4 OWNER'S REPRESENTATIVE The Owner's Representative is Norman Nelms, who is agreed to by the Contractor. The representative:

     4.4.1      shall be fully acquainted with the Project;

     4.4.2 agrees to furnish the information and services required of the Owner pursuant to Paragraph 4.1;

     4.4.3 shall have authority to bind the Owner in all matters requiring the Owner's approval, authorization or written notice. If the Owner changes its representative or the representative's authority as listed above, the Owner shall notify the Contractor in advance in writing; and

     4.4.4 shall be assisted by an on-site staff of Owner's employees and/or consultants who will facilitate design and construction of the Project.


                                 ARTICLE 5

                               SUBCONTRACTS

Work not performed by the Contractor with its own forces shall be performed by licensed Subcontractors.

5.1 RETAINING SUBCONTRACTORS The Contractor shall not retain any Subcontractor to whom the Owner has a reasonable and timely objection. The Contractor shall not be required to retain any Subcontractor to whom the Contractor has a reasonable objection. Contractor agrees to utilize reasonable practices and solicit a sufficient number of bidders to assure to Owner the lowest cost.

5.2   MANAGEMENT  OF  SUBCONTRACTORS   The  Contractor  shall  be responsible
for the management of the Subcontractors in the performance of their work which includes, without limitation, the obligation to obtain input from Subcontractors and coordinate their work to assure the timely completion of the Project within the budgets established for the Project.

5.3 ASSIGNMENT OF SUBCONTRACT AGREEMENTS The Contractor shall provide for assignment of subcontract agreements in the event this Agreement is terminated as provided in this Agreement. Following such termination, the Owner shall notify in writing those subcontractors whose assignments will be accepted, subject to the rights of sureties.


                                 ARTICLE 6

                               CONTRACT TIME

6.1   COMMENCEMENT OF THE WORK  The Work  commenced on  or  about
August 1, 1995, and shall proceed in general accordance with the schedule of work as such schedule may be amended from time to time, subject, however, to the provisions of Paragraph 3.4.

6.2 SUBSTANTIAL COMPLETION The dates for Substantial Completion of all Work are set forth in Exhibit A attached hereto and incorporated herein by reference. Time shall be of the essence of this Agreement.

6.3  DELAYS IN THE WORK

       6.3.1 If causes beyond the Contractor's control delay the progress of the Work, then the date of Substantial Completion and Cost of the Work shall be modified by Change Order as appropriate. Causes beyond Contractor's control shall include but not be limited to: changes ordered in the Work, acts or omissions of the Owner or separate contractors employed by the Owner, the Owner preventing the Contractor from performing the Work pending dispute resolution, Hazardous Materials, adverse weather conditions not reasonably anticipated, fire, unusual transportation delays, labor disputes, or unavoidable accidents or circumstances. Delays by Subcontractors are not delays beyond Contractor's control.
                  The Contractor's remedy shall be limited to an extension of time and reimbursement of those compensable costs set forth in paragraph 8.2. plus Contractor's fee.

      6.3.2 Notwithstanding anything herein or elsewhere contained to the contrary, this Project is a "fast track" construction project, and Contractor acknowledges that the Contract Documents do not include 100% complete Contract Drawings, it being understood that plans are being drawn and developed during the Construction Phase.

                 The Contractor is not responsible for any delays caused by incomplete Contract Drawing or Documents. If the Contractor is delayed due to the Contract Drawings or Documents, the Contractor shall be entitled to a time extension to the date of substantial completion and additional compensation as provided in paragraph 6.3.1.

       6.3.3 In the event delays to the Project are encountered for any reason, the parties agree to undertake reasonable steps to mitigate the effect of such delays.

                                 ARTICLE 7

                               COMPENSATION

7.1  INTENTIONALLY OMITTED.

7.2  INTENTIONALLY OMITTED.

     7.2.1     INTENTIONALLY OMITTED.

     7.2.2     INTENTIONALLY OMITTED.

     7.2.3     INTENTIONALLY OMITTED.

     7.2.4     INTENTIONALLY OMITTED.

7.3  CONSTRUCTION PHASE COMPENSATION

     7.3.1 In addition to the cost of the work, the Owner shall compensate the Contractor a fixed fee for Work performed following the commencement of Construction on the basis described in Exhibit A attached hereto and incorporated herein by reference (the "Contractor's Fee").

               7.3.1.1     INTENTIONALLY OMITTED.

               7.3.1.2     The  Contractor's Fee shall  be  paid
                           proportionately to the ratio that the monthly Cost of the Work bears to the total estimated Cost of the Work.

     7.3.2     INTENTIONALLY OMITTED.

     7.3.3 Payment for Construction Phase Services shall be as set forth in Article 10.

7.4  INTENTIONALLY OMITTED.

     7.4.1     INTENTIONALLY OMITTED.

     7.4.2     INTENTIONALLY OMITTED.

     7.4.3     INTENTIONALLY OMITTED.

7.5   ADJUSTMENTS  IN  THE CONTRACTOR'S FEE   Adjustment  in  the
Contractor's Fee shall be made as follows:

     7.5.1 for Changes in the Work as provided in Article 9, the Contractor's Fee shall be adjusted as agreed and presented in the Fee Schedule attached hereto as Exhibit A and incorporated herein by reference, or by Change Order or as determined by the dispute resolution procedures set forth herein; and

     7.5.2     INTENTIONALLY OMITTED.

7.6    RETAINAGE   To  insure  the  proper  performance  of  this
Agreement, and except for payment of Contractor s Fee and general conditions, the Owner shall retain five percent (5%) of each payment hereunder until the date of Substantial Completion of each phased portion of the work, at which time the retainage for that portion of the work shall be released and the pro rata portion of the retention related to the occupied portion shall be released; provided, however, even after Substantial Completion Owner may withhold a reasonable amount pending completion of any "punch list" or similar work but not to exceed 150% of the value of such work as estimated by the Architect/Engineer.

7.7    EFFECT  OF  PAYMENT   Payments  made  hereunder  are  made
provisionally and do not constitute acceptance of work not in accordance with the Contract Documents.


                                 ARTICLE 8

                             COST OF THE WORK

The Owner agrees to pay the Contractor for the Cost of the Work as defined herein. This payment shall be in addition to the Contractor's Fee.

8.1  INTENTIONALLY OMITTED.

     8.1.1     INTENTIONALLY OMITTED.

8.2  COST ITEMS FOR CONSTRUCTION PHASE SERVICES

     8.2.1 Wages paid for field labor in the direct employ of the Contractor in the performance of the Work.

     8.2.2     Salaries  of  Contractor's  employees  who     are
               permanently stationed at the field office, in whatever capacity employed, including Brian Rayburn, MIS Director and Lotus Lietzke, EEOP Director when providing services directly related to the project.

     8.2.3     Cost of all employee benefits and taxes including
               but  not limited to workers' compensation, unemployment
               compensation,   Social   Security,   health,   welfare,
               retirement and other fringe benefits as required by law, labor agreements, or paid under the Contractor's standard personnel policy, insofar as such costs are paid to employees of the Contractor who are included in the Cost of the Work under Subparagraphs 8.2.1 and 8.2.2.

     8.2.4 Reasonable transportation, travel, hotel and moving expenses of the Contractor's personnel incurred in connection with the Work.

     8.2.5     Cost  of  all  materials, supplies and  equipment
               incorporated   in   the  Work,   including   costs   of
               inspection, testing, transportation, storage and handling.

     8.2.6 Payments made by the Contractor to Subcontractors for work performed under this agreement.

     8.2.7 Fees and expenses for design services procured by the Contractor.

     8.2.8 The reasonable cost, including transportation and maintenance of all materials, supplies, equipment, temporary facilities and hand tools not owned by the workers that are used or consumed in the performance of the Work, less salvage value.

     8.2.9 The reasonable rental charges of all necessary machinery and equipment, exclusive of hand tools owned by workers, used at the site of the Work, whether rented from the Contractor or others, including installation, repair and replacement, dismantling, removal, maintenance, transportation and delivery costs at rental charges consistent with those prevailing in the area.

     8.2.10 Cost of the premiums for all insurance and surety bonds which the Contractor is required to procure or deems necessary.

     8.2.11 Sales, use, gross receipts or other taxes, tariffs or duties related to the Work for which the Contractor is liable.

     8.2.12 Permits, fees, licenses, tests, royalties, costs of defending suits for which the Contractor is not responsible as set forth in Paragraph 3.5, and deposits lost for causes other than the Contractor's fault or negligence.

     8.2.13    All costs associated with establishing, equipping,
               operating,  maintaining  and  demobilizing  the   field
               office.

     8.2.14    Reproduction   costs,   photographs,   cost   of
               telegrams,   facsimile  transmissions,  long   distance
               telephone calls, data processing services, postage, express delivery charges, telephone service at the site and reasonable petty cash expenses at the field office.

     8.2.15 All water, power and fuel costs necessary for the Work.

     8.2.16 Cost of removal of all nonhazardous substances, debris and waste materials.

     8.2.17 Costs incurred due to an emergency affecting the safety of persons and/or property.

8.3 DISCOUNTS AND SAVINGS All trade discounts, savings, rebates and refunds, and all returns from sale of surplus materials and equipment shall, regardless of by whom paid, be credited to the Cost of the Work.


                                 ARTICLE 9
                            CHANGES IN THE WORK

Changes in the Work which are within the general scope of this Agreement may be accomplished by directive or Change Order without invalidating this Agreement.

9.1   CHANGE  ORDERS   A Change Order is an   instrument,  issued
after execution of this Agreement, signed by the Owner and Contractor stating their agreement upon a change in the scope of the Project which necessitates an adjustment in the dates of Substantial Completion and/or Contractor's Fee.

9.2 DETERMINATION OF COST A change in the Cost of the Work shall be determined by one or more of the following methods:

     9.2.1 unit prices set forth in this Agreement or as subsequently agreed;

     9.2.2      a mutually accepted, itemized lump sum;

     9.2.3 costs determined as defined in Article 8 and a mutually acceptable Contractor's Fee as determined in Subparagraph 7.5.1; or

     9.2.4      if an increase or decrease cannot be agreed to as
                set forth in Subparagraphs 9.2.1 through 9.2.3 and the Owner issues a written order for the Contractor to proceed with the change, the cost of the change in the Work shall be determined by the reasonable expense and savings of the
                performance of the Work resulting  from  the   change.
                The Contractor shall maintain a documented, itemized accounting evidencing the expenses and savings.

9.3 OBLIGATION TO PERFORM Effective upon the date of the execution of this Agreement, upon notice or directive by Owner, Contractor shall be obligated to perform changed Work even if a Change Order has not been executed by the Owner and Contractor, in which event the provisions of
Article 13 shall apply.   Owner shall  use  its  best efforts to provide
written direction  in  a timely manner.

9.4 ADJUSTMENT OF UNIT PRICES If a proposed Change Order alters original quantities to a degree that application of previously agreed to unit prices would be inequitable to either the Owner or the Contractor, the unit prices and the Cost of the Work shall be equitably adjusted.

9.5 UNKNOWN CONDITIONS If in the performance of the Work the Contractor finds latent, concealed physical conditions which differ from the conditions the Contractor reasonably anticipated, then the date of Substantial Completion shall be equitably adjusted by Change Order within a reasonable time after the conditions are first observed and any additional compensation as provided in Paragraph 6.3.1.

9.6 CLAIMS FOR ADDITIONAL COST OR TIME For any claim for an increase in the Cost of the Work and/or an extension in the date of Substantial Completion, the Contractor shall give the Owner notice of the claim within five (5) days after the Contractor first recognizes, or ought to recognize, the condition giving rise to the claim. Except in an emergency, notice shall be given before proceeding with the Work. Any change in the Cost of the Work and/or date of Substantial Completion resulting from such claim shall be authorized by Change Order or Directive, as appropriate.

9.7   EMERGENCIES   In  any  emergency affecting  the  safety  of persons
and/or property, the Contractor shall act, at its discretion, to prevent threatened damage, injury or loss. Any change in the Cost of the Work and/or extension of the date of Substantial Completion on account of emergency work shall be determined as provided in this Article.



                                ARTICLE 10
                  PAYMENT FOR CONSTRUCTION PHASE SERVICES

10.1 PROGRESS PAYMENTS

    10.1.1 On or before the last day of each month after the Construction Phase has commenced, the Contractor shall submit to the Owner an Application for Payment consisting of the Cost of the Work performed up to the 20th day of that same month, including the cost of material stored on the site or at other locations approved by the Owner, along with a proportionate share of the Contractor's Fee. Prior to submission of the next Application for Payment, the Contractor shall furnish to the Owner a statement accounting for the disbursement of funds received under the previous Application. The extent of such statement shall be as agreed upon between the Owner and Contractor.

     10.1.2 Within twenty-five (25) days after receipt of each monthly Application for Payment, or by the 25th of the following month, whichever is later, the Owner shall pay directly to the Contractor the appropriate amount for which Application for Payment is made, less amounts previously paid by the Owner.

     10.1.3 If the Owner fails to pay the Contractor at the time payment of any amount becomes due, then the Contractor may, at any time thereafter, upon serving written notice that the Work will be stopped within five (5) days after receipt of the notice by the Owner and after such five (5) day period, stop the Work until payment of the amount owing has been received.

     10.1.4 Payments due but not paid shall bear interest at the current prime rate of Boatmen's Bank as of the date of default.

     10.1.5 The Contractor warrants and guarantees that title to all Work, materials and equipment covered by an Application for Payment, whether incorporated in the Project or not, will pass to the Owner upon receipt of such payment by the Contractor free and clear of all liens, claims, security interests or encumbrances, hereinafter referred to as "liens".

     10.1.6 The Owner's progress payment, occupancy or use of the Project, whether in whole or in part, shall not be deemed an acceptance of any Work not conforming to the requirements of the Contract Documents.


10.2 FINAL PAYMENT

     10.2.1 Final payment, consisting of the unpaid balance of the incurred Cost of the Work and the Contractor's fee, shall be due and payable not later than thirty (30) days after the Work is fully completed. However, if application for final payment is not made within one hundred seventy-nine (179) days after the Work is fully completed, Contractor's right to receive such final payment shall be deemed conclusively waived. Before issuance of final payment, the Owner may request satisfactory evidence that all payrolls, materials bills and other indebtedness connected with the Work have been paid or otherwise satisfied.

     10.2.2     In accepting final payment, the Contractor waives
                all  claims.   In  the  event  of  any  claims  by  the
                Contractor, the Owner shall timely pay all sums that are not in dispute.

10.3 LIEN WAIVER AND INDEMNITY Any and all application(s) for a progress or final payment shall be accompanied by a lien waiver and indemnity form furnished by Owner.

                                ARTICLE 11

              INDEMNITY, INSURANCE AND WAIVER OF SUBROGATION

11.1 INDEMNITY

     11.1.1     To  the  fullest  extent permitted  by  law,  the
                Contractor shall defend, indemnify and hold the Owner harmless from any and all claims, including but not limited to, claims for bodily injury, property damage (other than to the Work itself and other property insured under Paragraph 11.5) and the resulting loss of use that may arise from the performance of the Work. Such indemnity shall include
                payment to Owner  of  its   reasonable attorney's fees and
                expenses paid or incurred.

                The above-mentioned indemnification shall extend to any and all such claims which result from the negligent acts or omissions or willfull misconduct of the Contractor, Subcontractors or anyone employed or retained directly or indirectly by any of them or any party that the Contractor or
                Subcontractor  may  be liable.   The Contractor  shall  not be
                required to defend, indemnify or hold harmless the Owner for any negligent acts, or omissions or willful misconduct of the Owner, Owner's employees, agents or separate contractors.

     11.1.2     To the fullest extent permitted by law, the Owner
                shall   defend,  indemnify  and  hold  the   Contractor
                harmless from any and all claims, including but not limited to, claims for bodily injury and property damage (and the resulting loss of use of any such property) that arises out of or during the performance of the Work. Such indemnity shall include payment to the Contractor of its reasonable attorney's
                fees  and expenses paid or  incurred.   The   above-mentioned
                indemnification shall extend to any and all such claims which result from the negligent acts or omissions or willful misconduct of the Owner, the Owner's agents, and to anyone employed or retained directly or indirectly by the Owner. The Owner shall not be required to defend, indemnity or hold harmless the Contractor for any negligent acts or omissions or willful misconduct of the Contractor, Contractor's employees, agents or separate contractors.

11.2 CONTRACTOR'S LIABILITY INSURANCE

     11.2.1 The Contractor shall obtain and maintain projectspecific insurance coverage for the following claims which may arise
                out of the  performance  of   this Agreement, whether resulting
                from the Contractor's operations or by the operations of any Subcontractor, anyone in the employ of any of them, or by an individual or entity for whose acts they may be liable:

                11.2.1.1 workers' compensation, disability and other employee benefit claims under acts applicable to the Work;

                11.2.1.2 under applicable employers liability law, bodily injury, occupational sickness, disease or death claims of the Contractor's employees;

                11.2.1.3 bodily injury, sickness, disease or death claims for damages to persons not employed by the Contractor;

                11.2.1.4 usual personal injury liability claims for damages directly or indirectly related to the person's employment by the Contractor or for damages to any other person;

                11.2.1.5 damage to or destruction of tangible property, including resulting loss of use, claims for property other than the Work itself and other property insured under Paragraph 11.5;

                11.2.1.6 bodily injury, death or property damage claims resulting from motor vehicle liability in the use, maintenance or ownership of any motor vehicle; and

                11.2.1.7 contractual liability claims involving the Contractor's obligations under Subparagraph 11.1.1.

     11.2.2 The Contractor's Commercial General and Automobile Liability Insurance as required by Subparagraph 11.2.1 shall be written for not less than the following limits of liability:

                11.2.2.1    Commercial General Liability Insurance

                            11.2.2.1.1  Each Occurrence Limit         $1,000,000

                            11.2.2.1.2  General Aggregate             $2,000,000

                            11.2.2.1.3  Products/Completed
                                        Operations Aggregate          $2,000,000

                            11.2.2.1.4  Personal and Advertising
                                        Injury Limit                  $1,000,000

                11.2.2.2   Comprehensive Automobile Liability Insurance

                            11.2.2.2.1  Combined Single Limit
                                        Bodily Injury and
                                        Property Damage               $1,000,000
                                                                 Each Occurrence
                                              or

                            11.2.2.2.2  Bodily Injury           -Not Applicable-
                                                                    Each Person

                                                                -Not Applicable-
                                                                Each Occurrence

                            11.2.2.2.3  Property Damage         -Not Applicable-
                                                                 Each Occurrence

     11.2.3 Commercial General Liability Insurance may be arranged under a single policy for the full limits required or by a combination of underlying policies and an excess or Umbrella Liability policy.

     11.2.4 The policies shall contain a provision that coverage will not be canceled or not renewed until at least thirty (30) days' prior written notice has been given to the Owner. Certificates of Insurance showing required coverage to be in force shall be filed with the Owner prior to commencement of the Work.

     11.2.5 Products and Completed Operations insurance shall be maintained for a minimum period of at least three (3) years after either ninety (90) days following the date of Substantial Completion or final payment, whichever is earlier.

     11.2.6 A copy of Contractor's current Certificate of Insurance is attached hereto as Exhibit B and incorporated herein by reference. Where inconsistent with this Agreement, the attached Certificate shall control.

11.3 INTENTIONALLY OMITTED.

11.4  NOTICE   All  insurance furnished  by  Contractor  and  its
Subcontractors located on the site shall include Owner and Station Casinos, Inc. as additional insureds or named insureds, and a Certificate of Insurance shall be furnished to Owner prior to commencement of the Work. Contractor shall procure and furnish Owner the agreement of each insurance company to give Owner not less than thirty (30) days' notice of cancellation, nonrenewal or any endorsement eliminating or reducing coverage.

11.5 INSURANCE TO PROTECT PROJECT

     11.5.1 The Owner shall obtain and maintain property insurance upon the entire Project for the full cost of replacement at the time of any loss. This insurance shall insure against loss from the perils of fire and extended coverage, and shall include "all risk" insurance for physical loss or damage including without duplication of coverage at least: theft, vandalism, malicious
               mischief, transit, collapse,   falsework, temporary   buildings,
               debris removal, flood and earthquake.  The Owner shall increase
               limits   of coverage, if necessary, to reflect estimated
               replacement cost. The Owner shall be responsible for any coinsurance penalties or deductibles.

     11.5.2 If the Owner occupies or uses a portion of the Project prior to its Substantial Completion, such occupancy or use shall not commence prior to a time mutually agreed to by the Owner and the Contractor and to which the insurance company or companies providing the  property insurance have consented
               by endorsing the policy  or  policies.   This insurance  shall
               not be canceled or lapsed on account of partial occupancy. Consent of the Contractor to such early occupancy or use shall not be unreasonably withheld.

     11.5.3 The Owner shall obtain and maintain boiler and machinery insurance as necessary.

     11.5.4 The Owner shall purchase and maintain insurance to protect against loss of use of Owner's property due to those perils insured pursuant to Paragraph 11.5.

     11.5.5 The Contractor shall be given thirty (30) days' notice of cancellation, non-renewal, or any endorsements restricting or
                reducing  coverage.   The Owner shall give written notice to
                the Contractor before commencement of the Work if the Owner will not be obtaining property insurance. In that case, the Contractor may obtain insurance in order to protect its interest in the Work as well as the interest of Architect/Engineer,
                Subcontractors and Subsubcontractors in the Work.   The cost
                of this insurance shall be a Cost of the Work  pursuant to
                Article 8. If the Contractor is damaged by failure of the Owner to purchase or maintain property insurance or to so notify the Contractor, the Owner shall bear all reasonable costs incurred by the Contractor arising from the damage.

11.6 PROPERTY INSURANCE LOSS ADJUSTMENT

     11.6.1 Any insured loss shall be adjusted with the Owner and the Contractor and made payable to the Owner and Contractor as trustees for the insureds, as their interests may appear, subject to any applicable mortgagee clause.

     11.6.2 Upon the occurrence of an insured loss, monies received will be deposited in a separate account and the trustees shall make distribution in accordance with the agreement of the parties in interest, or in the absence of such agreement, in accordance with Article 13. If the trustees are unable to agree between themselves on the settlement of the loss, such dispute shall also be submitted for resolution pursuant to
                Article 13.

11.7 WAIVER OF SUBROGATION

     11.7.1 The Owner and Contractor waive all rights against each other, the Architect/Engineer, and any of their respective employees, agents, consultants, subcontractors and subsubcontractors for damages caused by risks covered by insurance provided in Paragraph 11.5 to the extent they are covered by that insurance, except such rights as they may have to the proceeds of such insurance held by the Owner and Contractor as trustees. The Contractor shall require similar waivers from the Architect/Engineer and all Subcontractors, and shall require each of them to include similar waivers in their subsubcontracts and consulting agreements.

     11.7.2 The Owner waives subrogation against the Contractor, Architect/Engineer, Subcontractors and Subsubcontractors
                on all property  and  consequential loss policies  carried
                by  the  Owner  on   adjacent properties  and  under property
                and consequential loss policies purchased for the Project after its completion.

     11.7.3     If the policies of insurance referred to in this Paragraph
                require  an endorsement  to  provide for continued   coverage
                where  there  is  a   waiver   of subrogation,  the  owners of
                such policies  will  cause them to be so endorsed.

11.8 PRIORITY OF INSURANCE  Any insurance policy obtained by  the
Contractor  or  its  Subcontractors  to  fulfill  the   insurance
requirements of this Agreement or any subcontract agreement shall be deemed primary insurance to any similar insurance the Owner may obtain for its own benefit, which shall be excess or secondary but not contributing
insurance.   Each  such  policy obtained  by  the Contractor or its
Subcontractors shall provide that the insurer shall defend any suit against the Owner, its parent company, subsidiaries, operating divisions, partners, officers, agents or employees, even if such suits are frivolous or fraudulent. Such insurance shall provide the Owner and Contractor the right to engage counsel who is mutually acceptable for the purpose of defending any legal action against the Owner. The Contractor and its Subcontractors shall indemnify the Owner for costs and expenses, including but not limited to, attorney's fees, Owner's staff/labor costs and travel costs incurred in support of or in anticipation of such litigation, arising out of or incurred in the defense of actions against the Owner arising from the Project.


                                ARTICLE 12

         TERMINATION OF THE AGREEMENT AND OWNER'S RIGHT TO PERFORM
                       CONTRACTOR'S RESPONSIBILITIES
                  PERFORM CONTRACTOR'S RESPONSIBILITIES;

12.1 TERMINATION BY THE CONTRACTOR

     12.1.1 Upon twenty (20) days' written notice to the Owner, the Contractor may terminate this Agreement for any of the following reasons:

                12.1.1.1 if the Work has been stopped for a consecutive fifteen (15) day period

                            12.1.1.1.1 under court order or order of other governmental authorities having jurisdiction;

                            12.1.1.1.2 as a result of the declaration of a national emergency or other governmental act during which, through no act or fault of the Contractor, materials are not available; or

                            12.1.1.1.3 because of the Owner's failure to pay the Contractor in accordance with this Agreement;

                12.1.1.2    if the Work is suspended by the Owner for fifteen
                            (15) days;

                12.1.1.3 if the Owner materially delays the Contractor in the performance of the Work; or

                12.1.1.4 if the Owner otherwise materially breaches this Agreement, provided, however that the notice period for termination due to Owner's failure to pay shall be governed by 10.1.3.

     12.1.2 Upon termination by the Contractor in accordance with Subparagraph 12.1.1, the Contractor shall be entitled to
                recover from the Owner payment  for   the cost  of  the  work as
                defined in Article  8  plus  the prorata Contractor's fee for
                such  work,   plus  all demobilization costs.  In addition, the
                Contractor shall be paid an amount calculated as set forth in Subparagraph 12.3.

12.2 OWNER'S RIGHT TO PERFORM CONTRACTOR'S OBLIGATIONS AND TERMINATION BY THE OWNER FOR CAUSE

     12.2.1 If the Owner determines that the Contractor is adjudged as bankrupt, or if it makes a general assignment for the benefit of its creditors, or if a receiver is appointed on account of its insolvency, or if it persistently or repeatedly refuses or fails, except in cases for which extension of time is provided, to supply enough properly skilled workmen or proper materials, pay its Subcontractors or suppliers, or if it persistently performs substandard work, or persistently disregards laws, ordinances, rules, regulations or orders of any public authority having jurisdiction, or otherwise is guilty of a substantial violation of a provision of the Contract Documents, or fails to so prosecute the Work as to insure its completion, within the time, or any extension thereof, specified in this Agreement, then the Owner may, without prejudice to any right or remedy and after giving the Contractor and its surety, if any, ten (10) days' written notice, terminate the employment of the Contractor and take possession of the site and of all materials, equipment, tools, construction equipment and machinery thereon owned by the Contractor. Should the surety fail to respond within fifteen
                (15) days following such notice and pursue completion of the work with diligence acceptable to the Owner, the Owner may arrange for completion of the Work and deduct the cost thereof from the unpaid fees or costs incurred by Contractor, including the cost of additional Architect/Engineer services and of Owner contract administration costs made necessary by such default or neglect, in which event no further payment shall then be made by the Owner until all costs of completing the Work shall have been paid. If the unpaid balance of the fees and costs incurred by the Contractor exceeds the costs of finishing the Work, including compensation for the Architect/Engineer's and Owner's additional services made necessary thereby, such excess shall be paid to the Contractor or its surety as applicable.
                If such costs exceed the unpaid balance, the Contractor or its surety shall pay the difference to the Owner.

     12.2.2 In the event the Owner exercises its rights under Subparagraph 12.2.1, upon the request of the Contractor the Owner shall provide a detailed accounting of the cost incurred by the Owner.

     12.2.3 Contractor acknowledges that Owner's parent corporation, Station Casinos, Inc. (STCI) is a publiclytraded company, that STCI's wholly-owned subsidiaries hold gaming licenses in various jurisdictions, and that STCI's NASDAQ membership and its subsidiaries' gaming licenses are of vital importance to its business. In this regard, Contractor agrees to comply with all reasonable requests made by Owner for information concerning Contractor's background, which may include, without limitation, completion by Contractor of STCI's standard form of Corporate Background Questionnaire and/or Personal Background Questionnaire, as appropriate. Owner may terminate this Agreement immediately upon written notice to the Contractor in the event that:

                12.2.3.1 Contractor fails to comply with information requests as set forth in the foregoing sentence; or

                12.2.3.2 Owner makes a reasonable determination that continued association with Contractor would jeopardize STCI's NASDAQ membership or the status of any gaming license of any of STCI's subsidiaries.

12.3 TERMINATION BY OWNER WITHOUT CAUSE If the Owner terminates this Agreement other than as set forth in Paragraph 12.2, the Owner shall pay the Contractor for all Work executed plus the prorata Contractor s fee for such work, as well as and for any proven loss, cost or expense in connection with the Work, plus all demobilization costs. In addition, the Contractor shall be paid an amount calculated as set forth below:

     12.3.1     INTENTIONALLY OMITTED.

     12.3.2 If the Owner terminates this Agreement after commencement of the Construction Phase, the Contractor shall be paid the cost of the work as defined in this article and
                Article 8, the Contractor's Costs and the prorata portion of the Contractor's Fee.

     12.3.3     INTENTIONALLY OMITTED.

     12.3.4 The Owner shall also pay to the Contractor fair compensation, either by purchase or rental at the election of the Owner, for any equipment retained. The Owner shall assume and become liable for obligations, commitments and unsettled claims that the Contractor has previously undertaken or incurred in good faith in connection with the Work or as a result of the termination of this Agreement. As a condition of receiving the payments provided under this
                Article 12, the Contractor shall cooperate with the Owner by taking all steps necessary to accomplish the legal assignment of the Contractor's rights and benefits to the Owner, including the execution and delivery of required papers.

12.4 TERMINATION FOR CONVENIENCE OF OWNER Prior to or during the performance of the Work, the Owner reserves the right to terminate this
Agreement for unforeseen causes not limited to court orders, loss of funding, acts of the federal government to discontinue the Work, etc.,
that  may  occur.   Upon  such  an occurrence, the following procedures will
be adhered to:

     12.4.1 The Owner will immediately notify the Contractor in writing, specifying the effective termination date of the Contract.

     12.4.2 After receipt of the notice of termination, the Contractor shall immediately proceed with the following obligations, regardless of any delay in determining or adjusting any amounts due at that point in the Contract.

                12.4.2.1   Stop all work.

                12.4.2.2 Place no further subcontracts or orders for materials or services.

                12.4.2.3   Terminate all subcontracts.

                12.4.2.4 Cancel all material and equipment orders as applicable.

                12.4.2.5 Take action that is necessary to protect and preserve all property related to this Agreement which is in the possession of the Contractor.

     12.4.3 Within sixty (60) days of the date of the notice of termination, the Contractor shall submit a final termination settlement proposal to the Owner based upon costs up to the date of termination, reasonable demobilization costs and a reasonable portion of Contractor's Fee. If the Contractor fails to submit the proposal within the time allowed, the Owner may determine the amount due to the Contractor because of the termination and shall pay the determined amount to the Contractor.

     12.4.4 If the Contractor and the Owner fail to agree on the settlement amount, the matter will be handled as a dispute in accordance with the procedure described in Article 13.

12.5 ASSIGNMENT In the event of termination by Owner, with or without cause, Owner may, at its option, obtain the assignment of any or all subcontracts. The Contractor shall not allow language in its Subcontracts which prevents assignment of Subcontracts to Owner.


                                ARTICLE 13

                            DISPUTE RESOLUTION

13.1 INITIAL DISPUTE RESOLUTION If a dispute arises out of or relates to this Agreement or its breach, before either party commences litigation the parties shall endeavor to settle the dispute first through direct discussions.

13.2 WORK CONTINUANCE AND PAYMENT Unless otherwise agreed in writing, the Contractor shall continue the Work and maintain the approved schedules during any discussions or legal proceedings. The Owner shall continue to make payments in accordance with this Agreement, including timely payments of all sums not in dispute.

13.3 ATTORNEYS FEES AND COSTS If any legal action or other proceeding is brought by any party to this Agreement against any other party to this Agreement for the enforcement or the interpretation of any of the rights or provisions of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover its reasonable attorneys fees and all other costs and expenses incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

                                ARTICLE 14
                         MISCELLANEOUS PROVISIONS

14.1 ASSIGNMENT The Contractor shall not assign its interest in this Agreement without the written consent of the Owner.

14.2  GOVERNING  LAW   This  Agreement  shall  be  governed   and construed
in accordance with the laws of the State of Missouri.

14.3 SEVERABILITY The partial or complete invalidity of any one or more provisions of this Agreement shall not affect the validity or continuing force and effect of any other provision.

14.4   AMENDMENTS   AND   MODIFICATIONS   No   modifications   or
alterations of this Agreement shall be effective unless made in writing and signed by both parties hereto.

14.5 NEGOTIATED TRANSACTION The provisions of this Agreement were negotiated by the parties hereto and said Agreement shall be deemed to have been drafted by both parties hereto.

14.6 NO WAIVER OF PERFORMANCE The failure of either party to insist, in any one or more instances, on the performance of any of the terms, covenants or conditions of this Agreement, or to exercise any of its rights, shall not be construed as a waiver or relinquishment of such term, covenant, condition or right with respect to further performance.

14.7  TITLES   The title given to the Articles of this  Agreement are  for ease of reference only and shall not be relied upon or cited for any other purpose.

14.8 OTHER PROVISIONS

     14.8.1     VENUE   The venue for any  lawsuit or  deposition in
     connection with any dispute arising out of or related to this Agreement or the work called for in this Agreement shall be Kansas City, Missouri.


                                ARTICLE 15

                              CONFIDENTIALITY

Contractor hereby agrees that during the term of this Agreement and indefinitely thereafter, Contractor shall not directly or indirectly disclose, publish or use for the benefit of Contractor or any party, except in carrying out its duties for Owner, any "Confidential Information" (as defined below), without the prior written consent of Owner. For the purposes of this Agreement, Confidential Information shall include, but is not limited to, all information, data, contracts, agreements (including,
but not limited   to,   this   Agreement),  files, records,   documents,
specifications,   accounts,  candidate   lists, ideas,   forms, procedures,
techniques,   expertise,   attorney   work-product, resumes, referral
slips,   phone   records,   correspondence, memoranda,  names, addresses,
sites, identities or telephone numbers of any contacts, payments, fees and other similar items relating to the matters that are the subject of the activities of Owner, or matters that are the subject of the activities of Owner,  or  the  Services to be performed hereunder. Contractor
acknowledges   and  agrees  that  the  Confidential Information provided by
Owner is unique to Owner's business and that monetary damages for a violation of this Agreement may not be an adequate remedy at law. Contractor agrees that should it violate any terms or provisions of this Agreement, in addition to monetary damages, injunctive relief in any court of competent jurisdiction is an appropriate remedy to protect Owner's interests.

                                ARTICLE 16

                        EXISTING CONTRACT DOCUMENTS

The Contract Documents in existence at the time of execution of this Agreement are those documents listed in Exhibit "C" attached hereto and incorporated herein by reference.


                                EXHIBIT "A"
                                -----------
                                                           PROJECTED COSTS
                                                           ---------------
1)      Contract "A" - Scope of Work
        Sitework                                                12,850,000
        Offsite                                                  4,150,000
        Lowrise Building                                        62,000,000
        Casino #1                                               20,700,000
        Casino #2                                               18,850,000
        General Conditions                                       7,392,000
                                                               -----------
        Total Projected Cost of Base Project                   125,942,000

2) A fixed fee of $4,650,000 is established for a projected cost range of $121,000,000 to $131,000,000. The Owner may elect to change the scope of Contract "A" within this range, without a change to the Contractor's fixed fee. The Contractor is not authorized to exceed the line item projected costs above, without written approval from the Owner.

        In the event that the final cost of the work exceeds or falls below the cost range limits, then the fixed fee will be increased or reduced by change order the exact amount of the variance outside of the cost range x 4%.

3)      Contract "B" - Lowrise Line 5 to 0.3 (with Boardwalk)    3,000,000
        Projected Cost of Work                                     120,000
                                                                 ---------
        Fixed Fee - For cost of work range of +/- 10%            3,120,000


4)      Contract "C" - Casino #1/2nd Floor
        Projected Cost of Work                                   4,000,000
        Fixed Fee - For cost of work range of +/- 10%              160,000
                                                                 ---------
        Total                                                    4,160,000


5)      Contract "D" - Casino #2/2nd Floor
        Projected Cost of Work                                   4,250,000
        Fixed Fee - For cost of work range of +/- 10%              170,000
                                                                 ---------
                                                                 4,420,000

6)      Contract "E" - Theater Connector Pad
        Projected Cost of Work                                     580,000
        Fixed Fee - For cost of work range of +/- 10%               23,200
                                                                 ---------
        Total                                                      603,200

7)      Contract "F" - Theater Connector Building
        Projected Cost of Work                                         TBD
        Fixed Fee - For cost of work range of +/- 10%                  TBD
                                                                  --------
        Total                                                          TBD

8) If for any reason including scope change, the cost of the work for contracts "B", "C", "D", "E" or "F" exceed or fall below their individual cost ranges, then the respective fee will be adjusted by the exact amount of the variance outside of the cost range x 4%.

9) Nothing herein precludes the parties from negotiating GMPs or lump sums for any portion of this work, which are then performed and paid as such based on any new agreement or change order to this contract.

10) Schedule - The approved baseline schedule for this project is ST 22 dated March 2, 1996. The following are major substantial completion dates:

        Major Division of Work                         Substantial Completion
        ---------------------------------------------------------------------
        Sitework                                                01-Nov-96
        Offsites                                                01-Nov-96
        Lowrise Building to Line 7 & Lowrise Shell Building to
                        Line 0.3:  Contracts A & B              15-Nov-96
        Lowrise Central Plant/Loading Dock/HR                   15-Jun-96
        Casino #1/ - Contracts A & C                            01-Oct-96
        Casino #2/ - Contracts A & D                            15-Oct-96

11) The parties understand and agree that all budgets are estimates only and are not to be construed as guaranteed maximum prices. The substantial completion dates set forth above are based and contingent upon the Owner's timely and fully performing all of its obligations, including, but not limited to, providing to the Contractor in a timely manner those items requested in the Contractor's letters to Owner dated July 10 and 11, 1996 (copies of which are attached to the Agreement as Exhibit "D" and incorporated herein by reference) and the Contractor not encountering conditions or events beyond its control. To the extent that the substantial completion dates set forth above conflict with any substantial completion dates contained in ST 22 dated March
        2, 1996, the substantial completion dates set forth above shall control.